Exhibit 10.1

Execution Version

DEAL CUSIP NUMBER:  36250LAH7
REVOLVER CUSIP NUMBER:  36250LAJ3
TERM LOAN CUSIP NUMBER:  36250LAK0
TRANCHE B TERM LOAN CUSIP NUMBER:  36250LAL8

AMENDMENT NO. 1

This AMENDMENT NO. 1, dated as of July 10, 2017 (this “Amendment”), among the following:  (i) GTT Communications, Inc., a Delaware corporation as the borrower (the “Borrower”); (ii) the existing lenders signatory hereto that are party to the Credit Agreement referred to below (each an “Existing Lender” and collectively, the “Existing Lenders”); (iii) KeyBank National Association, as the administrative agent (the “Administrative Agent”), and (iv) each Additional Tranche B Term Loan Lenders (as hereinafter defined).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of January 9, 2017 (as amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto from time to time, the Administrative Agent, Credit Suisse AG, Cayman Islands Branch and SunTrust Bank, as the Syndication Agents, KeyBank Capital Markets Inc., Credit Suisse Securities (USA) LLC, and SunTrust Robinson Humphrey, Inc., as Joint Lead Arrangers and Joint Bookrunners, and Citizens Bank, Wells  Fargo Bank, National Association, and ING Capital LLC, as Documentation Agents.  Capitalized terms used in this Amendment but not defined herein shall have the meaning assigned to such terms in the Credit Agreement;

WHEREAS, on the date hereof, the Borrower, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement to create the Tranche B Term Loans (as defined in Section 1 hereto), the proceeds of which will be used to repay in full the outstanding principal amount of the Term Loans made on the Closing Date (the “Closing Date Term Loans”) in accordance with Section 2.13(a) of the Credit Agreement;

WHEREAS, upon the effectiveness of this Amendment, each Lender that shall have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) indicating the “Cashless Settlement Option” (each, a “Cashless Option Lender”) shall be deemed to have exchanged all of its Closing Date Term Loans for Tranche B Term Loans in the same aggregate principal amount as such Lender’s Closing Date Term Loans as of the Amendment No. 1 Effective Date and prior to giving effect to this Amendment, and such Lenders shall thereafter become Tranche B Term Loan Lenders in accordance with the provisions hereof;

WHEREAS, upon the effectiveness of this Amendment, each Additional Tranche B Term Loan Lender will make Additional Tranche B Term Loans (as defined in Section 1 hereto) to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Closing Date Term Loans that are not exchanged for Tranche B Term Loans, as well as to prepay Closing Date Term Loans from Lenders that execute and deliver a Consent indicating the “Post-Closing Settlement Option” (each, a “Post-Closing Option Lender”), and the Borrower shall pay to each Lender all accrued and unpaid interest through, but not including, the Amendment No. 1 Effective Date with respect to such Closing Date Term Loans; and

WHEREAS, pursuant to Section 11.12 of the Credit Agreement, (a) the consent of 100% of the Cashless Option Lenders, the Post-Closing Option Lenders and each Additional Tranche B Term Loan Lender is required in connection with the establishment of the Tranche B Term Loan Commitments and the making of the Tranche B Term Loans on the Amendment No. 1 Effective Date, (b) the consent of 100% of the Lenders with Revolving Commitments is required in connection with the modifications to the definition of “Applicable Revolving Loan Margin” contemplated herein, and (c) the consent of the Required Lenders is required for the effectiveness of certain of the other amendments to the Credit Agreement set forth in this Amendment, and each of the Lenders whose consent is required pursuant to the foregoing clauses (a) through (c) has agreed to the foregoing as evidenced by their signature to this Amendment or their delivery of a Consent to the Administrative Agent.

NOW, THEREFORE, in consideration of the premises, agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.                        Amendment.  Effective on the Amendment No. 1 Effective Date and subject to the satisfaction of the terms and conditions set forth herein:

(a)                               The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Additional Tranche B Joinder” means a Joinder in the form of Exhibit B to Amendment No. 1.

“Additional Tranche B Term Loan Commitment” means, with respect to each Additional Tranche B Term Loan Lender, the commitment of such Additional Tranche B Term Loan Lender to make Additional Tranche B Term Loans on the Amendment No. 1 Effective Date, as set forth in the Additional Tranche B Joinder executed and delivered by each such Additional Tranche B Term Loan Lender.

“Additional Tranche B Term Loan Lender” means each Lender that executes and delivers an Additional Tranche B Joinder.

“Additional Tranche B Term Loan” has the meaning set forth in Section 2.03(b)(ii).

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of the Amendment No. 1 Effective Date.

“Amendment No. 1 Effective Date” means July 10, 2017, which is the first Business Day on which all of the conditions precedent set forth in Section 4 of Amendment No. 1 have been satisfied or waived and the Tranche B Term Loans are funded or deemed funded through a cashless settlement pursuant to Section 2.03(b), as applicable.

“Cashless Option Lender” means each Lender that has executed and delivered a Consent to Amendment No. 1 indicating the “Cashless Settlement Option.”

“Closing Date Term Commitment” means, with respect to each Lender, the amount, if any, set forth opposite such Lender’s name in Schedule 1 hereto as its “Term Commitment” on the Closing Date or in the case of any Lender that becomes a party hereto pursuant to an Assignment Agreement, the amount set forth in such Assignment

Agreement, as such commitment may be reduced from time to time as a result of assignments to or from such Lender pursuant to Section 11.06.

“Closing Date Term Loan” has the meaning provided in Section 2.03(a).

“Consent” means a consent to Amendment No. 1 substantially in the form of Exhibit A attached thereto.

“Non-Exchanging Lender” means each Lender holding Closing Date Term Loans on the Amendment No. 1 Effective Date that (i) did not execute and deliver a Consent on or prior to the Amendment No. 1 Effective Date or (ii) is a Post-Closing Option Lender.

“Post-Closing Option Lender” means each Lender that executed and delivered a Consent to Amendment No. 1 indicating the “Post-Closing Settlement Option.”

“Tranche B Term Loan” means, collectively, (i) Closing Date Term Loans exchanged for a like principal amount of Tranche B Term Loans pursuant to Section 2.03(b)(i) and (ii) each Additional Tranche B Term Loan made pursuant to Section 2.03(b)(ii), in each case on the Amendment No. 1 Effective Date.

“Tranche B Term Loan Commitment” means each Additional Tranche B Term Loan Commitment and each Tranche B Term Loan Exchange Commitment.  After giving effect to Amendment No. 1, on the Amendment No. 1 Effective Date, the aggregate amount of the Tranche B Term Loan Commitments shall be $696,500,000.

“Tranche B Term Loan Exchange Commitment” means the agreement of a Lender to exchange its Closing Date Term Loans for an equal aggregate principal amount of Tranche B Term Loans on the Amendment No. 1 Effective Date, as evidenced by such Lender executing and delivering its Consent and indicating the “Cashless Settlement Option.”

“Tranche B Term Loan Lender” means, collectively, (i) each Lender that executes and delivers a Consent and indicates the “Cashless Settlement Option” prior to the Amendment No. 1 Effective Date, (ii) each Additional Tranche B Term Loan Lender and (iii) after the Amendment No. 1 Effective Date, each Lender with an outstanding Tranche B Term Loan.

“Tranche B Term Loan Maturity Date” means January 9, 2024.

“Tranche B Term Loan Repricing Event” means (a) any prepayment or refinancing of any Tranche B Term Loans (or any portion thereof) with the proceeds of, or any conversion of any Tranche B Term Loans (or any portion thereof) into, any new or replacement loans or similar bank indebtedness the primary purpose of which results in such new or replacement loans or similar bank indebtedness bearing interest with an “effective yield” (taking into account, for example, upfront fees, interest rate spreads, interest rate benchmark floors and original issue discount but excluding any arrangement, structuring, syndication, and other fees paid in connection therewith that are not paid to all Lenders providing such new debt) less than the “effective yield” applicable to the Tranche B Term Loans subject to such event (as such comparative yields are reasonably determined by the Administrative Agent acting in good faith) and (b) any amendment to

Loan Documents the primary purpose of which is to reduce the “effective yield” applicable to all or a portion of Tranche B Term Loans (as such comparative yields are reasonably determined by the Administrative Agent acting in good faith).

(b)                              The definition of “Applicable Revolving Loan Margin” is hereby amended and restated in its entirety as follows:

“Applicable Revolving Loan Margin” means (a) from the Closing Date until the Amendment No. 1 Effective Date, (i) 250 basis points for Revolving Loans that are Base Rate Loans and (ii) 350 basis points for Revolving Loans that are Eurodollar Loans, and (b) on and after the Amendment No. 1 Effective Date, (i) 200 basis points for Revolving Loans that are Base Rate Loans and (ii) 300 basis points for Revolving Loans that are Eurodollar Loans.

(c)                               The definition of “Applicable Term Loan Margin” is hereby amended and restated in its entirety as follows:

“Applicable Term Loan Margin” means (a) with respect to Closing Date Term Loans, (i) 300 basis points for Term Loans that are Base Rate Loans and (ii) 400 basis points for Term Loans that are Eurodollar Loans, (b) with respect to Tranche B Term Loans, (i) 225 basis points for Tranche B Term Loans that are Base Rate Loans and (ii) 325 basis points for Tranche B Term Loans that are Eurodollar Loans, (c) with respect to Incremental Term Loans, the rate or rates specified in the applicable Incremental Term Loan Assumption Agreement, and (d) with respect to any Extended Term Loans, the rate or rates specified in the applicable Extension Amendment.

(d)                              [Reserved]

(e)                               The definition of Loan Documents is hereby amended and restated in its entirety as follows:

“Loan Documents” means this Agreement, the Notes, the Guaranty Agreements, the Security Documents, the Fee Letter, the Intercompany Subordination Agreement, Amendment No. 1, any Agreed Customer Subordination Agreement and each LC Document.

(f)                                [Reserved]

(g)                               The definition of “Term Commitment” is hereby amended and restated in its entirety as follows:

“Term Commitment” means, with respect to each Lender, the amount, if any, of its (a) Closing Date Term Commitment, (b) Tranche B Term Loan Commitment, (c) Incremental Term Loan Commitment, or (d) in the case of any Lender that becomes a party hereto pursuant to an Assignment Agreement, the amount set forth in such Assignment Agreement, as such commitment may be reduced from time to time as a result of assignments to or from such Lender pursuant to Section 11.06.  Upon the effectiveness of Amendment No. 1, the Closing Date Term Commitments shall be deemed terminated in full, and all Closing Date Term Loans paid in full from the proceeds of the Tranche B Term Loans.

(h)                              The definition of “Term Loan” is hereby amended and restated in its entirety as follows:

“Term Loan” means, (a) the Closing Date Term Loans, (b) the Tranche B Term Loans, (c) the Incremental Term Loans, if any, and (d) the Extended Term Loans, if any.

(i)                                  The definition of “Term Loan Maturity Date” is hereby amended and restated in its entirety as follows:

“Term Loan Maturity Date” means, as applicable, (a) with respect to any Closing Date Term Loans, the Initial Term Loan Maturity Date, (b) with respect to Tranche B Term Loans, the Tranche B Term Loan Maturity Date, (c) with respect to any Incremental Term Loan, the Incremental Term Loan Maturity Date, (d) with respect to any Extended Term Loan, the applicable Extended Term Loan Maturity Date, or (e) with respect to all Term Loans, the latest of the dates referred to in clause (a), (b), (c) and (d).

(j)                                  Section 2.03 of the Credit Agreement is hereby amended in its entirety to be replaced with the following:

Section 2.03                  Term Loans.

(a)                               On the Closing Date, each Lender that has a Closing Date Term Commitment severally, and not jointly, agrees, on the terms and conditions set forth in this Agreement, to make a term loan (each a “Closing Date Term Loan”) to the Borrower pursuant to such Lender’s Closing Date Term Commitment.

(b)                           On the Amendment No. 1 Effective Date, (i) each Cashless Option Lender agrees, severally, and not jointly, to exchange its Closing Date Term Loans for a like principal amount of Tranche B Term Loans, and (ii) each Additional Tranche B Term Loan Lender agrees to make additional Tranche B Term Loans (the “Additional Tranche B Term Loans”) to the Borrower on the Amendment No. 1 Effective Date in a principal amount not to exceed its Additional Tranche B Term Loan Commitment on the Amendment No. 1 Effective Date and the Borrower shall prepay all Closing Date Term Loans of Non-Exchanging Lenders with the gross proceeds of the Additional Tranche B Term Loans.

(c)                               Each Lender having an Incremental Term Loan Commitment hereby severally, and not jointly, agrees on the terms and subject to the conditions set forth herein and in the applicable Incremental Term Loan Assumption Agreement, to make Incremental Term Loans to the Borrower, in an aggregate principal amount not to exceed its Incremental Term Loan Commitment.

(d)                              With respect to all Term Loans, (i) once prepaid or repaid, may not be reborrowed; (ii) may, except as set forth herein, at the option of the Borrower, be incurred and maintained as, or Converted into, Term Loans that are Base Rate Loans or Eurodollar Loans, in each case denominated in Dollars, provided that all Term Loans made as part of the same Term Borrowing shall consist of Term Loans of the same Type; (iii) shall be repaid in accordance with Section 2.13(b); and (iv) shall not exceed (A) for any Lender at the time of incurrence thereof the aggregate principal amount of such Lender’s Term

Commitment, if any, and (B) for all the Lenders at the time of incurrence thereof the Total Term Loan Commitment.  The Term Loans to be made by each Lender will be made by such Lender in the aggregate amount of its Term Commitment in accordance with Section 2.07 hereof.  Each Lender having an Incremental Term Loan Commitment hereby severally, and not jointly, agrees on the terms and subject to the conditions set forth herein and in the applicable Incremental Term Loan Assumption Agreement, to make Incremental Term Loans to the Borrower, in an aggregate principal amount not to exceed its Incremental Term Loan Commitment.  Amounts paid or prepaid in respect of Incremental Term Loans may not be reborrowed.

(k)                              Section 2.13(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b)                              Scheduled Repayments of Term Loans.

(i)                                  Closing Date Term Loans.  The Borrower shall repay the principal amount of the Term Loans made on the Closing Date in equal quarterly installments of $1,750,000 each, commencing on March 31, 2017 and continuing thereafter on the last day of each calendar quarter until the Initial Term Loan Maturity Date, on which date the entire remaining principal amount of the outstanding Term Loans shall be paid in full; provided, that each such repayment may be reduced by reason of the application of prepayments pursuant to Sections 2.13(a) and 2.13(c).

(ii)                              Tranche B Term Loans.  The Borrower shall repay the principal amount of the Tranche B Term Loans in equal quarterly installments of $1,750,000 each, commencing on September 30, 2017 and continuing thereafter on the last day of each calendar quarter until the Tranche B Term Loan Maturity Date, on which date the entire remaining principal amount of the outstanding Tranche B Term Loans shall be paid in full; provided, that each such repayment may be reduced by reason of the application of prepayments pursuant to Sections 2.13(a) and 2.13(c).

(iii)                          Incremental Loans.  In the event that any Incremental Term Loans are made, the Borrower shall pay to the Administrative Agent, for the account of the Lenders, on each Incremental Term Loan Repayment Date, a principal amount of the Other Term Loans (as adjusted from time to time pursuant to Sections 2.13(a), 2.13(c) and 2.17(d)) equal to the amount set forth for such date in the applicable Incremental Term Loan Assumption Agreement, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.  To the extent not previously paid, all Incremental Term Loans shall be due and payable on the applicable Incremental Term Loan Maturity Date and all Incremental Revolving Loans shall be due and payable on the applicable Incremental Revolving Credit Termination Date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

(iv)                          Extended Term Loans.  In the event that any Extended Term Loans are made, the Borrower shall repay such Extended Term Loans on the dates and in the amounts set forth in the applicable Extension Amendment.  To the extent not previously paid, all Extended Term Loans shall be due and payable on the applicable Extended Term Loan Maturity Date.

(l)                                  Section 2.13(g) of the Credit Agreement is hereby amended to add the following new sentence immediately at the end thereto:

In the event that any Tranche B Term Loan Repricing Event occurs on or prior to the six month anniversary of the Amendment No. 1 Effective (but specifically excluding any Tranche B Term Loan Repricing Event that occurs or is deemed to have occurred in connection any transaction that would, if consummated, constitute a Change of Control), the Borrower shall pay to the Administrative Agent, for the benefit of the Tranche B Term Loan Lenders, concurrently with such Tranche B Term Loan Repricing Event, a premium in an amount equal to 1.00% of the outstanding principal amount of the Tranche B Term Loans subject to such Tranche B Term Loan Repricing Event.

(m)                          Exhibit A-2 (Form of Term Note) to the Credit Agreement is hereby replaced with Exhibit C attached to this Amendment.

Section 2.                        Certain Consents and Waivers.  Each Tranche B Term Loan Lender hereby consents to an Interest Period beginning on the Amendment No. 1 Effective Date and ending on September 30, 2017, in respect of the Borrowing or exchange into Tranche B Term Loans, which shall initially constitute Eurodollar Loans, on the Amendment No. 1 Effective Date.  The Lenders party hereto waive the payment of any breakage loss or expense under Section 3.02 of the Credit Agreement in connection with the exchange of Closing Date Term Loans into Tranche B Term Loans.  The Lenders party hereto waive any notice of prepayment of the Closing Date Term Loans on the Amendment No. 1 Effective Date that would otherwise be required pursuant to Section 2.13(a) of the Credit Agreement.

Section 3.                        Credit Agreement Governs.  Except as set forth in this Amendment, the Tranche B Term Loans shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Credit Parties or any provisions regarding the rights of the Lenders, of the Credit Agreement and the other Loan Documents and, from and after the Amendment No. 1 Effective Date, each reference to a “Loan” or “Loans” in the Credit Agreement, as in effect on the Amendment No. 1 Effective Date, shall be deemed to include the Tranche B Term Loans, each reference to a “Commitment” shall be deemed to include the “Tranche B Term Loan Commitment” and each reference to a “Lender” or “Lenders” in the Credit Agreement shall be deemed to include the Tranche B Term Loan Lenders, and other related terms will have correlative meanings mutatis mutandis.

Section 4.                        Conditions to Effectiveness.  The effectiveness of this Amendment and the obligations of the Tranche B Term Loan Lenders to make the Tranche B Term Loans shall become effective on the Amendment No. 1 Effective Date, which shall be the first Business Day on which the following conditions are satisfied or waived:

(i)                                  the Administrative Agent (or its counsel) shall have received counterparts of this Amendment or Consent that, when taken together, bear the signatures of Lenders constituting the Required Lenders as well as signatures of (A) each Cashless Option Lender and each Post-Closing Option Lender, (B) the Administrative Agent, (C) each Lender with a Revolving Commitment, (D) each Additional Tranche B Term Loan Lender, (E) the Borrower and (F) each Guarantor;

(ii)                              the Administrative Agent shall have received a notice of Borrowing for the Additional Tranche B Term Loans (whether in writing or by telephone) in accordance with the Credit Agreement;

(iii)                          the Borrower shall have paid in full all accrued and unpaid interest owing in respect of the Closing Date Term Loans as of the Amendment No. 1 Effective Date;

(iv)                          the Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(A)                           a favorable opinion of counsel for the Borrower, in a form and substance reasonably satisfactory to the Administrative Agent;

(B)                            a certificate from a Responsible Officer of the Borrower dated as of the Amendment No. 1 Effective Date, and attaching the documents referred to in clause (C) below;

(C)                            the Administrative Agent shall have received (i) resolutions of the Board of Directors and/or similar governing bodies of the Borrower approving and authorizing (a) the execution, delivery and performance of the Amendment  (and any agreements relating thereto) to which it is a party and (b) the extensions of credit contemplated hereunder, certified as of the Amendment No. 1 Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment and (ii) a good standing certificate as of a recent date from the applicable Governmental Authority of the Borrower’s jurisdiction of incorporation, organization or formation;

(D)                           before and after giving effect to this Amendment and the borrowing of or exchange into the Tranche B Term Loans and to the application of any proceeds therefrom (i) no Default or Event of Default shall exist and (ii) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(E)                             the Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower dated as of the Amendment No. 1 Effective Date certifying as to compliance with the preceding clause (D); and

(F)                              the representations and warranties of each Credit Party set forth in Section 5 below shall be true and correct in all material respects; and

(v)                              the fees in the amounts previously agreed in writing by KeyBank National Association (the “Amendment No. 1 Arranger”) to be received on the Amendment No. 1 Effective Date and all reasonable and documented or invoiced out-of-pocket costs and expenses (including the reasonable fees, charges of a single counsel to the Amendment No. 1 Arranger) incurred in connection with the transactions contemplated hereby for which invoices have been presented at least one (1) Business Day prior to the Amendment No. 1 Effective Date shall, upon the Borrowing of the Tranche B Term Loans, have been, or will be substantially simultaneously, paid in full.

Section 5.                        Representations and Warranties.  By its execution of this Amendment, each Credit Party hereby represents and warrants to the Administrative Agent, the Tranche B Term Loan Lenders and the Lenders that the representations and warranties of each Credit Party set forth in Article V of the Credit Agreement or in any other Loan Documents are, after giving effect to this Amendment, true and correct in all material respects on and as of the Amendment No. 1 Effective Date (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

Section 6.                        Acknowledgments and Affirmations of the Credit Parties.  Each Credit Party hereby expressly acknowledges the terms of this Amendment and confirms and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and thereby, (ii) its guarantee of the Obligations (including, without limitation, the Tranche B Term Loans) under the Guaranty Agreements and (iii) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the Tranche B Term Loans) pursuant to the Security Documents; provided that, on and after the effectiveness of this Amendment, each reference in the Guaranty Agreements and in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.  Without limiting the generality of the foregoing, the Security Documents to which such Credit Party is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Obligations.

Section 7.                        Other.                   This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended by this Amendment and that this Amendment is a Loan Document.

Section 8.                        Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  SECTION 11.08 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY MUTATIS MUTANDIS HERETO.

Section 9.                        Severability.  Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

Section 10.                Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or e-mail (including in a “.pdf” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

GTT COMMUNICATIONS, INC., as the Borrower

By:
Name:
Title:

Acknowledged and agreed to by each of the undersigned Guarantors:

GTT AMERICAS, LLC

By:
Name:
Title:

GTT GLOBAL TELECOM GOVERNMENT SERVICES, LLC

By:
Name:
Title:

HIBERNIA ATLANTIC U.S. LLC

By:
Name:
Title:

HIBERNIA ATLANTIC COMMUNICATIONS (CANADA) COMPANY

By:
Name:
Title:

[Amendment No. 1 Signature Page]

HIBERNIA ATLANTIC (UK) LIMITED

By:
Name:
Title:

HIBERNIA INTERNATIONAL ASSETS INC.

By:
Name:
Title:

HIBERNIA MEDIA (UK) LIMITED

By:
Name:
Title:

HIBERNIA NETWORKS (NETHERLANDS) B.V.

By:
Name:
Title:

[Amendment No. 1 Signature Page]

GIVEN under the common seal of
HIBERNIA NGS	Director
LIMITED
and DELIVERED as a DEED:

Director/Secretary/Person
duly authorised by the board

GIVEN under the common seal of
HIBERNIA ATLANTIC CABLE	Director
SYSTEM LIMITED
and DELIVERED as a DEED:

Director/Secretary/Person
duly authorised by the board

[Amendment No. 1 Signature Page]

Consented to by:

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

By:
Name:
Title:

[Amendment No. 1 Signature Page]

KEYBANK NATIONAL ASSOCIATION,
as a Additional Tranche B Term Loan Lender
and Lender under the Revolving Facility

By:
Name:
Title:

[Amendment No. 1 Signature Page]

SUNTRUST BANK, as a Lender under the
Revolving Facility

By:
Name:
Title:

[Amendment No. 1 Signature Page]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender under the
Revolving Facility

By:
Name:
Title:

[Amendment No. 1 Signature Page]

[LENDER], as a [________]

By:
Name:
Title:

[Amendment No. 1 Signature Page]

EXHIBIT A to Amendment No. 1

CONSENT TO AMENDMENT NO. 1

CONSENT (this “Consent”) to Amendment No. 1 (“Amendment”) to the Credit Agreement, dated as of January 9, 2017 (as further amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified from time to time, the “Credit Agreement”), by and among GTT Communications, Inc., a Delaware corporation (the “Borrower”), the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), KeyBank National Association, as Administrative Agent (in such capacity, the “Administrative Agent”), Credit Suisse AG, Cayman Islands Branch and SunTrust Bank, as the Syndication Agents, KeyBank Capital Markets Inc., Credit Suisse Securities (USA) LLC, and SunTrust Robinson Humphrey, Inc., as Joint Lead Arrangers and Joint Bookrunners, and Citizens Bank, Wells Fargo Bank, National Association, and ING Capital LLC, as Documentation Agents. Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

Existing Lenders of Closing Date Term Loans. The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option	Post-Closing Settlement Option

☐       to convert 100% of the outstanding principal amount of the Closing Date Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into a Tranche B Term Loan in a like principal amount.

☐       to have 100% of the outstanding principal amount of the Closing Date Term Loans held by such Lender prepaid on the Amendment No. 1 Effective Date and purchase by assignment the principal amount of Tranche B Term Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Administrative Agent).

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the of , 2017.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):
s

EXHIBIT B to Amendment No. 1

FORM OF ADDITIONAL TRANCHE B JOINDER

THIS ADDITIONAL TRANCHE B JOINDER, dated as of [          ] (this “Lender Joinder Agreement”), by and between the bank or other financial institution party hereto (the “Additional Tranche B Term Loan Lender”), and KeyBank National Association, as administrative agent (together with its successors in such capacity, the “Administrative Agent”) for the Lenders. Unless otherwise defined herein, terms defined in the Credit Agreement (as defined below) and used herein shall have the meanings given to them in the Credit Agreement.

RECITALS:

WHEREAS, reference is made to the Credit Agreement, dated as of January 9, 2017 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), by and among GTT Communications, Inc., a Delaware corporation (the “Borrower”), the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), the Administrative Agent, Credit Suisse AG, Cayman Islands Branch and SunTrust Bank, as the Syndication Agents, KeyBank Capital Markets Inc., Credit Suisse Securities (USA) LLC, and SunTrust Robinson Humphrey, Inc., as Joint Lead Arrangers and Joint Bookrunners, and Citizens Bank, Wells Fargo Bank, National Association, and ING Capital LLC, as Documentation Agents.

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may add additional tranches of term loans of one or more Additional Tranche B Term Loan Lenders by entering into one or more Lender Joinder Agreements.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.         The Additional Tranche B Term Loan Lender party hereto hereby agrees to commit to provide its respective Tranche B Term Loan Commitments as set forth on  Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

Such Additional Tranche B Term Loan Lender (a) represents and warrants that it is legally authorized to enter into this Lender Joinder Agreement; (b) confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Lender Joinder Agreement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to Administrative Agent, as applicable, by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with the terms of the Credit Agreement all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

2.         The Additional Tranche B Term Loan Lender hereby agrees to make its Additional Tranche B Term Loan Commitment on the following terms and conditions on the Amendment No.

1 Effective Date set forth on  Schedule A pertaining to such Additional Tranche B Term Loan Lender attached hereto:

1.         Additional Tranche B Term Loan Lender to Be a Lender. Such Additional Tranche B Term Loan Lender acknowledges and agrees that upon its execution of this Lender Joinder Agreement that such Additional Tranche B Term Loan Lender shall on and as of the Amendment No. 1 Effective Date become a “Lender”, under, and for all purposes of, the Credit Agreement and the other Loan Documents, shall be subject to and bound by the terms thereof, shall perform all the obligations of and shall have all rights of a Lender thereunder, and shall make available such amount to fund its ratable share of the Additional Tranche B Term Loan on the Amendment No. 1 Effective Date.

2.         Certain Delivery Requirements. Such Additional Tranche B Term Loan Lender has delivered or shall deliver herewith to the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Tranche B Term Loan Lender may be required to deliver to the Administrative Agent pursuant the Credit Agreement.

3.         Credit Agreement Governs. Except as set forth in this Lender Joinder Agreement, Additional Tranche B Term Loan Commitments shall otherwise be subject to the provisions of the Credit Agreement and the Loan Documents.

4.         Notice. For purposes of the Credit Agreement, the initial notice address of such Additional Tranche B Term Loan Lender shall be as set forth below its signature below.

5.         Recordation of the New Loans. Upon execution, delivery and effectiveness hereof, the Administrative Agent will record the Additional Tranche B Term Loan Commitments made by such Additional Tranche B Term Loan Lender in the Register.

6.         Amendment, Modification and Waiver. This Lender Joinder Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

7.         Entire Agreement. This Lender Joinder Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

8.         GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.         Severability. Any provision of this Lender Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.       Counterparts. This Lender Joinder Agreement may be executed by one or more of the parties to this Lender Joinder Agreement on any number of separate counterparts (including by telecopy and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Lender Joinder Agreement as of the date first above written.

[NAME OF ADDITIONAL TRANCHE B TERM LOAN LENDER]

By:
Name:
Title:

Notice Address:

Attention:
Telephone:
Facsimile:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

SCHEDULE A

SUPPLEMENTAL TERM LOAN COMMITMENTS

Lender	Additional Tranche B Term Loan Commitment

EXHIBIT C to Amendment No. 1

EXHIBIT A-2

TERM NOTE

$_____________	_______________, 20__
New York, NY

FOR VALUE RECEIVED, the undersigned GTT Communications, Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to [_______________________]or its registered assigns (the “Lender”) the principal sum of ___________________________ ($        ) or, if less, the then unpaid principal amount of all [Closing Date Term Loans][Tranche B Term Loans][Incremental Term Loans] (such term and each other capitalized term used herein without definition shall have the meaning ascribed thereto in the Credit Agreement referred to below) made by the Lender to the Borrower pursuant to the Credit Agreement, in Dollars and in immediately available funds, at the Payment Office on the Term Loan Maturity Date.

The Borrower also promises to pay interest in like currency and funds at the Payment Office on the unpaid principal amount of each Term Loan made by the Lender from the date of such Term Loan until paid at the rates and at the times provided in Section 2.09 of the Credit Agreement.

This Term Note is one of the Notes referred to in the Credit Agreement, dated as of January 9, 2017, among the Borrower, the lenders from time to time party thereto (including the Lender), KeyBank National Association, as the Administrative Agent, and the other agents party thereto (as the same may be amended, restated, amended and restated or otherwise supplemented or modified from time to time, the “Credit Agreement”), and is entitled to the benefits thereof and of the other Loan Documents.  As provided in the Credit Agreement, the principal amount of this Term Note shall be repaid in accordance with Section 2.13 of the Credit Agreement and this Term Note is subject to mandatory repayment prior to the Term Loan Maturity Date, in whole or in part, in accordance with Section 2.13(c) of the Credit Agreement.

In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Term Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Term Note, except as expressly set forth in the Credit Agreement. No failure to exercise, or delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of any such rights.

THIS TERM NOTE SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS TERM NOTE OR ANY OTHER LOAN DOCUMENT.

GTT COMMUNICATIONS, INC.

By:
Name:
Title: